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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: December 23, 2004
                        (Date of earliest event reported)

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                       0-25198                 36-3973627
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                    File No.)          Identification No.)


                           11859 South Central Avenue
                              Alsip, Illinois 60803
                    (Address of Principal Executive Offices)

                                 (708) 293-4050
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.02      NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
               RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On December 18, 2004, Universal Automotive Industries, Inc. (the "Company") received a letter (the "Letter") from its independent registered public accountants, Blackman Kallick Bartelstein LLP ("Blackman"), advising it that its presentation of "gain on valuation of assets purchased" is not properly classified in accordance with U.S. generally accepted accounting principles for the periods ended September 30, June 30, and March 31, 2004. As a result of the Letter and after discussions with Blackman, the Company's Audit Committee determined to reclassify the "gain on valuation of assets purchased" as recommended by Blackman. To reflect the reclassification, on December 23, 2004, the Company has filed a Form 10-Q/A (Amendment No. 2) for the period ended September 30, 2004 and a Form 10-Q/A (Amendment No. 1) for each of the periods ended June 30, 2004 and March 31, 2004. The reclassification does not change the Company's overall income or net worth for these periods but does impact the classification of the income for such periods.

         The Letter from Blackman also advised the Company that Blackman is withdrawing its letter of November 30, 2004 which stated that it had reviewed the Company's financial statements for the quarter ended September 30, 2004 in accordance with Statement on Auditing Standards No.100, as amended, which was filed as an exhibit to the Company's Form 10-Q/A (Amendment No.1) on December 3, 2004. The Letter from Blackman states that the November 30, 2004 letter from Blackman was in error.

         The matters discussed in the Letter and the effect on the Company of the reclassification are described under the heading "Explanatory Note" contained in each Form 10-Q/A and such information is incorporated herein by reference.

         In accordance with the instructions to Form 8-K, the Company has provided Blackman a copy of this Form 8-K. Blackman has provided the Company and SEC with a letter, dated December 23, 2004, a copy of which is attached hereto as Exhibit 16.1 and incorporated herein by reference, stating that Blackman agrees with the disclosures provided herein.

ITEM 9.01      EXHIBITS

Exhibit        Description

16.1           Letter from Blackman Kallick Bartelstein LLP dated December 23,
               2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 23, 2004

                                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                    By:  /s/  Arvin Scott
                                         -----------------------------------
                                    Its: Chief Executive Officer and President




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